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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT Pursuant
                           to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): August 11, 2011
                                                         ---------------

                              CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                   000-49654                                 68-0121636
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           (Commission File Number)            (IRS Employer Identification No.)


           4125 South 6000 West, West Valley City, Utah             84128
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             (Address of Principal Executive Offices)            (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year
Item 5.07  Submission of Matters to a Vote of Security Holders

Annual Shareholder Meeting - Preliminary Voting Results
-------------------------------------------------------

On August 11, 2011, CirTran Corporation, a Nevada corporation (the "Company"), held its 2011 Annual Meeting of Shareholders (the "Meeting") at the offices of the Company in Salt Lake City, Utah. The following matters were voted on at the
Meeting:

      (1) To elect three directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;

      (2) To confirm the appointment of Hansen Barnett & Maxwell, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011;

      (3) To amend the Company's the Company's Articles of Incorporation to increase the authorized capital stock of the Company to include 4,500,000,000 shares of Common Stock;

      (4) To approve amended and restated Bylaws of the Corporation; and

      (5) To approve a proposal to adjourn the meeting if necessary to solicit additional proxies in case sufficient shares were not present to constitute a quorum or to vote on the proposals presented.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Meeting. For more information on the above-listed proposals, see the Company's definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 28, 2011.

The voting totals were as follows:

1. Election of Directors:

------------------------------ --------------------------- ---------------------
Name of Director               Shares voted FOR            Shares Withheld
------------------------------ --------------------------- ---------------------
Iehab Hawatmeh                 430,248,555                   7,951,214
------------------------------ --------------------------- ---------------------
Fadi Nora                      314,029,023                 124,170,746
------------------------------ --------------------------- ---------------------
Kathryn Hollinger              431,678,496                   6,521,273
------------------------------ --------------------------- ---------------------

2. To confirm the appointment of Hansen Barnett & Maxwell, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011:

------------------------------ --------------------------- ---------------------
Shares voted FOR               Shares voted AGAINST        Shares ABSTAINING
------------------------------ --------------------------- ---------------------
1,077,318,515                  4,691,315                   14,004,138
------------------------------ --------------------------- ---------------------

3. Amendment to the Company's Articles of Incorporation to increase the authorized capital to include 4,500,000,000 shares of common stock:

------------------------------ --------------------------- ---------------------
Shares voted FOR               Shares voted AGAINST        Shares ABSTAINING
------------------------------ --------------------------- ---------------------
800,495,138                    270,967,213                 24,551,617
------------------------------ --------------------------- ---------------------

4. Adoption of Amended and Restated Bylaws of the Company:

------------------------------ --------------------------- ---------------------
Shares voted FOR               Shares voted AGAINST        Shares ABSTAINING
------------------------------ --------------------------- ---------------------
824,276,959                    223,674,531                 48,062,478
------------------------------ --------------------------- ---------------------

5. To approve a proposal to adjourn the meeting if necessary to solicit additional proxies in case sufficient shares were not present to constitute a quorum or to vote on the proposals presented:

------------------------------ --------------------------- ---------------------
Shares voted FOR               Shares voted AGAINST        Shares ABSTAINING
------------------------------ --------------------------- ---------------------
998,625,294                    52,990,619                  44,398,055
------------------------------ --------------------------- ---------------------

Because the Company had sufficient shares present to constitute a quorum and voting on the proposals, no adjournment of the meeting was necessary.

The Company anticipates that it will file the Articles of Amendment to the Company's Articles of Incorporation on or around August 17, 2011.

The   Articles  of  Amendment  and  the  Amended  and  Restated  Bylaws  of  the
Corporation, which were approved by the shareholders at the Annual Meeting, are filed as exhibits to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

         (d)     Exhibits.
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                 3.1    Articles of Amendment to Articles of Incorporation
                 3.2    Amended and Restated Bylaws

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CirTran Corporation


Date: August 17, 2011                 By:  /s/ Iehab J. Hawatmeh
                                           ----------------------------
                                           Iehab J. Hawatmeh, President

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